---------------------------------
                                                         OMB APPROVAL
                                               ---------------------------------
                                               OMB Number: 3235-0059
                                               Expires: February 28, 2006
                                               Estimated average burden
                                               hours per response . . .. . 12.75
                                               ---------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANCE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Pursuant to ss.240.14a-12

                                  ComBanc, Inc.
                (Name of Registrant as Specified In its Charter)

                               Paul Douglas Harter
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

      5)    Total fee paid:


--------------------------------------------------------------------------------

                  Persons who are to respond to the collection of information contained in this form are not required to respond unless the
SEC 1913(12-03)   form displays a currently valid OMB control number.

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:


--------------------------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------

      3)    Filing Party:


--------------------------------------------------------------------------------

      4)    Date Filed:


--------------------------------------------------------------------------------

                               Paul Douglas Harter
                               9818 W. State Road
                               Delphos, Ohio 45833
                            Telephone: (419) 692-1321

                                                              March 10, 2004

            AN IMPORTANT MESSAGE TO THE SHAREHOLDERS OF COMBANC, INC.
                            FROM PAUL DOUGLAS HARTER

Dear Fellow ComBanc, Inc. Shareholder:

      My name is Paul Douglas Harter and I am writing to you as a fellow investor in ComBanc, Inc. (the "Company"). You may be interested to know that I own 169,564 shares or 7.7% of the Company's Common Stock. Over the past several years I have become very disillusioned with the performance of the Company and, despite discussions with the existing management, little or no apparent changes have been made and performance remains unsatisfactory. In that regard, I would like you to consider the following:

      o The stock price of the Company has dropped from a high of $24.00 in the fourth quarter of 2002 to $13.50 as of March 8, 2004.

      o In 2001 the Company opened new corporate offices at a substantial cost and at a time when the performance of the Company has been in decline. At the same time, management has moved out of the bank into the corporate headquarters building, making them less in touch with their customers.

      o On December 24, 2003, management of the Company announced that it was under a written agreement with the Federal Reserve Bank in Cleveland and that it was prohibited from paying the fourth quarter dividend. They subsequently indicated that it may be up to three years before the dividend is reinstated. This is after the dividend was reduced in 2001 and again in 2003.

      o On February 9, 2004, the Company announced a loss for the fourth quarter of 2003 in the amount of $784,000 and a loss for the entire year in the amount of $586,000. To make matters worse, income had also declined in 2002, 2001, 2000 and 1999.

Fellow ComBanc, Inc. Shareholder
March 10, 2004
Page 2 of 3


      o Management of the Company may claim that this reflects a general economic downturn but a similar downturn is not being felt by the Company's peer group competitors. In that regard, during 2003, the Company's peer group of banks achieved an average net income of around $1,500,000.

      It is abundantly clear that the time has come for something to be done to improve our Company's performance and I have formed a group with William C. Massa, Rick A. Miller, Patricia M. Morris, Thomas R. Odenweller, Jerry L. Grace and Harold L. Connell for just that purpose. In that regard, our Group will be offering an alternative slate of directors for election to the Company's Board of Directors at the upcoming Annual Shareholder's Meeting. Through representation on the Board, the Group will attempt to implement value-maximizing initiatives that will benefit the Company, but most importantly, its shareholders. At this time, I urge you to contact me with any thoughts or input that you may have. I look forward to discussing with you more about your investment in ComBanc, Inc.

      While this letter is for informational purposes, and does not constitute a request for a proxy, you will be receiving a proxy statement in the mail shortly. You should read this proxy statement when it is received because it will contain important information that is critical to your decision. If you don't receive a copy in the mail, you will be able to obtain copies of the proxy statement, related materials and other documents filed with the Securities and Exchange Commission, without charge, when such documents become available, at the Commission's website at http://www.sec.gov. You will also be able to obtain copies of such proxy statement related materials without charge, by written request to me at the address listed above.

                                               Very truly yours,


                                               Paul Douglas Harter, on behalf of
                                               the Group

Fellow ComBanc, Inc. Shareholder
March 10, 2004
Page 3 of 3


                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

      The following is a list of the names of stockholders, if any, of the persons who may be deemed "participants" in the solicitation of proxies in connection with the proposed slate of directors by Paul Douglas Harter: Paul Douglas Harter, who beneficially owns 169,564 shares of the Company's Common Stock; William C. Massa, who beneficially owns 290 shares of the Company's Common Stock; Rick A. Miller, who beneficially owns 264 shares of the Company's Common Stock; Patricia M. Morris, who beneficially owns 2,250 shares of the Company's Common Stock (and who disclaims beneficial ownership of 5,808 shares held by Vanamatic Company of which she is a minority shareholder, officer and director); Jerry L. Grace, who does not own shares of the Company's Common Stock; and Harold L. Connell, who does not own shares of the Company's Common Stock.

                     RECOMMENDATION TO READ PROXY STATEMENT

      A proxy statement will be prepared and disseminated to shareholders with respect to the solicitation of votes for the slate of directors proposed by Mr. Harter. Shareholders should read this proxy statement because it contains important information. Shareholders will be able to obtain copies of the proxy statement, related materials and other documents filed with the Securities and Exchange Commission without charge, when such documents become available, at the Commission's website at http://www.sec.gov. Shareholders will also be able to obtain copies of the proxy statement and related materials without charge, when available, by written request from Paul Douglas Harter, 9818 W. State Road, Delphos, Ohio 45833; Jerry L. Grace, 491 Bow Line Drive, Naples, Florida 34103; or Harold L. Connell, 11651 South West 72nd Place, Pinecrest, Florida 33516.